UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 24, 2009

NATIONWIDE HEALTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-9028	95-3997619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Newport Center Drive, Suite 1150 Newport Beach, California	92660
(Address of Principal Executive Offices)	(ZIP Code)

(949) 718-4400

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 24, 2009, Nationwide Health Properties, Inc. (the “Company”) filed a prospectus supplement relating to up to 1,296,547 shares of the Company’s common stock that may be issued under the Company’s dividend reinvestment and stock purchase plan. In connection therewith, the Company is filing as exhibits to this report the opinion of Venable LLP (given under its former name of Venable, Baetjer and Howard, LLP) as to the validity of the shares of common stock that may be so issued, and the opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
5.1	Opinion of Venable, Baetjer and Howard, LLP (Exhibit 5.2 to the Company’s Registration Statement on Form S-3 (No. 333-106730) is incorporated herein by reference)

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Venable LLP

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE HEALTH PROPERTIES, INC.

Date: June 24, 2009	By:	/s/ Abdo H. Khoury
	Name:	Abdo H. Khoury
	Title:	Executive Vice President and Chief Financial & Portfolio Officer

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Venable, Baetjer and Howard, LLP (Exhibit 5.2 to the Company’s Registration Statement on Form S-3 (No. 333-106730) is incorporated herein by reference)

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Venable LLP

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)